Provisions and other non-current liabilities	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about provisions and non-current liabilities [abstract]
Provisions and other non-current liabilities
20. Provisions and other non-current liabilities
(USD millions)	2022	2021

Accrued liability for employee benefits:
Defined benefit pension plans [1]	1 723	2 640

Other long-term employee benefits and deferred compensation	554	662

Other post-employment benefits [1]	362	487

Environmental remediation provisions	535	567

Provisions for product liabilities, governmental investigations and other legal matters	154	341

Contingent consideration [2]	704	956

Other non-current liabilities	874	519

Total provisions and other non-current liabilities	4 906	6 172

[1] Note 25 provides additional disclosures related to post-employment benefits.
[2] Note 29 provides additional disclosures related to contingent consideration.
Novartis believes that its total provisions are adequate based upon currently available information. However, given the inherent difficulties in estimating liabilities in this area, Novartis may incur additional costs beyond the amounts provided. Management believes that such additional amounts, if any, would not be material to the Group’s financial condition but could be material to the results of operations or cash flows in a given period.
Environmental remediation provisions
The following table shows the movements in the environmental liability provisions:
(USD millions)	2022	2021	2020

January 1	616	809	714

Cash payments	-6	-169	-10

Releases	-18	- 105	-27

Additions	6	105	82

Currency translation effects	-10	-24	50

December 31	588	616	809

Less current provision	-53	-49	-167

Non-current environmental remediation provisions at December 31	535	567	642

The significant components of the environmental remediation provisions consist of costs to sufficiently clean and refurbish contaminated sites to the extent necessary, and to continue surveillance at sites where the environmental remediation exposure is less significant.
A substantial portion of the environmental remediation provisions relate to the remediation of Basel regional landfills in the adjacent border areas in Switzerland, Germany and France. The provisions are reassessed on an annual basis and adjusted as necessary.
In the United States, Novartis has been named under federal legislation (the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended) as a potentially responsible party (PRP) in respect of certain sites. Novartis actively participates in, or monitors, the cleanup activities at the sites in which it is a PRP. The provision takes into consideration the number of other PRPs at each site as well as the identity and financial position of such parties in light of the joint and several nature of the liability.
The expected timing of the related cash outflows as of December 31, 2022, is currently projected as follows:
(USD millions)	Expected cash outflows

Due within two years	128

Due later than two years, but within five years	163

Due later than five years, but within 10 years	251

Due after 10 years	46

Total environmental remediation provisions	588

Provisions for product liabilities, governmental investigations and other legal matters
Novartis has established provisions for certain product liabilities, governmental investigations and other legal matters where a potential cash outflow is probable and Novartis can make a reliable estimate of the amount of the outflow. These provisions represent the Group’s current best estimate of the total financial effect for the matters described below and for other less significant matters. Potential cash outflows reflected in a provision might be fully or partially offset by insurance in certain circumstances.
Novartis has not established provisions for potential damage awards for certain additional legal claims against its subsidiaries if Novartis currently believes that a payment is either not probable or cannot be reliably estimated. These not-provisioned-for matters include individual product liability cases and certain other legal matters. Plaintiffs’ have alleged claims in these matters and the Group does not believe that information about the amount sought by plaintiffs, if that is known, would be meaningful with respect to those legal proceedings. This is due to a number of factors, including, but not limited to, the stage of proceedings, the entitlement of parties to appeal a decision and clarity as to theories of liability, damages and governing law. Therefore, it is not practicable to provide information about the potential financial impact of these matters. In addition, in some of these matters there are claims for punitive or multiple (treble) damages, civil penalties and disgorgement of profits that in the view of Novartis are either wholly or partially unspecified, or wholly or partially unquantifiable at present; the Group believes that information about these amounts claimed by plaintiffs generally is not meaningful for purposes of determining a reliable estimate of a loss that is probable or more than remote.
A number of other legal matters are in such early stages or the issues presented are such that the Group has not made any provisions since it cannot currently estimate either a potential outcome or the amount of any potential losses. For these reasons, among others, the Group generally is unable to make a reliable estimate of possible loss with respect to such cases. It is therefore not practicable to provide information about the potential financial impact of those cases.
There might also be cases for which the Group was able to make a reliable estimate of the possible loss or the range of possible loss, but the Group believes that publication of such information on a case-by-case basis would seriously prejudice the Group’s position in ongoing legal proceedings or in any related settlement discussions. Accordingly, in such cases, information has been disclosed with respect to the nature of the contingency, but no disclosure is provided as to an estimate of the possible loss or range of possible loss.
Note 28 contains additional information on contingent liabilities.
Summary of significant legal proceedings
The following is a summary of significant legal proceedings to which Novartis or its subsidiaries are currently a party, or were a party and that concluded in 2022.
Investigations and related litigations
Southern District of New York (S.D.N.Y.) Gilenya marketing practices investigation and litigation
In 2013, Novartis Pharmaceuticals Corporation (NPC) received a civil investigative demand from the United States Attorney’s Office (USAO) for the S.D.N.Y. requesting the production of documents and information relating to marketing practices for Gilenya, including the remuneration of healthcare providers in connection therewith. In 2017, the S.D.N.Y. and New York State declined to intervene in claims raised by an individual relator in a qui tam complaint. In 2022, NPC’s motion to dismiss this complaint was granted, which was appealed. The claims are being vigorously contested.
Government generic pricing antitrust investigations, antitrust class actions
Since 2016, Sandoz Inc. has received a grand jury subpoena and a civil investigative demand and interrogatories from the Antitrust and Civil Divisions of the US Department of Justice (DOJ) into alleged price fixing and market allocation of generic drugs in the United States as well as alleged federal False Claims Act (FCA) violations. Sandoz Inc. also received a subpoena and interrogatories from the Attorney General of the State of Connecticut in connection with a similar States’ investigation. In 2020, Sandoz Inc. reached a resolution with the DOJ Antitrust Division, pursuant to which Sandoz Inc. paid USD 195 million and entered into a deferred prosecution agreement. The Sandoz Inc. resolution related to instances of misconduct at the Company between 2013 and 2015 with regard to certain generic drugs sold in the United States. Under the terms of that agreement, Sandoz Inc. will continue to take steps to enhance its compliance program, employee training and monitoring, and will continue to cooperate with the US government’s ongoing investigation into the generic pharmaceutical industry. Sandoz Inc. also finalized a resolution with the DOJ Civil Division and in 2021 paid USD 185 million, which includes interest from the date of the agreement in principle, to settle related claims arising under the FCA, and entered into a corporate integrity agreement with the Office of Inspector General (OIG) of the US Department of Health and Human Services (HHS). This resolution with the DOJ resolves all federal government matters related to price fixing allegations.
Since the third quarter of 2016, Sandoz Inc. and Fougera Pharmaceuticals Inc. have been sued alongside other generic pharmaceutical companies in numerous individual and putative class action complaints by direct and indirect private purchasers and by over 50 US states and territories, represented by their respective Attorneys General. Plaintiffs claim that defendants, including Sandoz Inc., engaged in price fixing and market allocation of generic drugs in the United States, and seek damages and injunctive relief. The litigation includes complaints alleging product-specific conspiracies, as well as complaints alleging the existence of an overarching industry conspiracy, and assert claims for damages and penalties under federal and state antitrust and consumer protection acts. The cases have been consolidated for pretrial purposes in the United States District Court (USDC) for the Eastern District of Pennsylvania, and the claims are being vigorously contested.
Lucentis/Avastin® matters
In connection with an investigation into whether Novartis entities, F. Hoffmann-La Roche AG, Genentech Inc. and Roche S.p.A. colluded to artificially preserve the market positions of Avastin® and Lucentis, in 2014 the Italian Competition Authority (ICA) imposed a fine equivalent to USD 125 million on the Novartis entities. Novartis paid the fine, subject to the right to later claim recoupment, and appealed before the Consiglio di Stato (CdS). In 2014 and 2015, the Italian Ministry of Health and the Lombardia region sent letters with payment requests for a total equivalent of approximately USD 1.3 billion in damages from Novartis and Roche entities based on these allegations. In 2019, the CdS upheld the ICA decision and fine. Following that CdS decision, several additional Italian regions and hospitals sent letters claiming damages for an aggregate amount of approximately USD 330 million. None of these claims have been asserted in legal proceedings and no further letters have been sent since. Novartis continues to appeal the CdS decision. In 2019, the French Competition Authority (FCA) issued a Statement of Objections against Novartis entities, alleging anti-competitive practices on the French market for anti-vascular endothelial growth factor treatments for wet age-related macular degeneration from 2008 to
2013. In 2020, the FCA issued a decision finding that the Novartis entities had infringed competition law by abusing a dominant position and imposing a fine equivalent to approximately USD 452 million. Novartis paid the fine, again subject to recoupment, and is appealing the FCA’s decision. Novartis is the subject of similar investigations and proceedings involving competition authorities in Belgium and Greece and is currently in the appeal process in Turkey. Novartis continues to vigorously contest all claims in all those countries. Novartis is also challenging policies and regulations allowing off-label/unlicensed use and reimbursement for economic reasons in Turkey.
Greece investigation
The Greek authorities are investigating legacy allegations of potentially inappropriate economic benefits to HCPs, government officials and others in Greece. These authorities include the Greek Coordinating Body for Inspection and Control, and the Greek Body of Prosecution of Financial Crime (SDOE), from which the Company received a summons in 2018 and 2020. Novartis has cooperated in these investigations. In 2021, SDOE imposed on Novartis Hellas a fine equivalent to approximately USD 1.2 million, which Novartis Hellas has appealed. In 2022, the Greek State served a civil lawsuit on Novartis Hellas, seeking approximately USD 225 million for moral damages allegedly arising from the conduct that was the subject of the Company’s 2020 settlement with the DOJ regarding allegations of inappropriate economic benefits in Greece that was disclosed in the 2020 Annual Report and the 2020 Form 20-F. The claims are being vigorously contested.
340B Drug Pricing Program investigations
In 2021, NPC received a notification from the US Health Resources and Services Administration (HRSA) which stated that HRSA believes NPC’s contract pharmacy policy violates the 340B statute, and threatened potential enforcement action. NPC subsequently sued HRSA in the USDC for the District of Columbia to challenge HRSA’s determination and to enjoin HRSA from taking action with respect to NPC’s contract pharmacy policy. HRSA then referred the matter regarding NPC’s contract pharmacy policy to OIG, which could result in the imposition of civil monetary penalties on NPC. The USDC issued a decision rejecting HRSA’s interpretation of the 340B statute, vacating the violation notification and remanding the matter to HRSA. HRSA appealed, and the United States Court of Appeals for the DC Circuit heard argument on the case in 2022. In addition, in 2021, Emory University Hospital Midtown filed an Administrative Dispute Resolution (ADR) proceeding against NPC, seeking the return of alleged overcharges resulting from NPC’s contract pharmacy policy. NPC has moved to dismiss the proceeding pending resolution of the HRSA litigation. Finally, also in 2021, NPC received a civil investigative subpoena from the Office of the Attorney General of the State of Vermont requesting the production of documents and information concerning NPC’s participation in the 340B Drug Pricing Program in Vermont; NPC provided documents and information to the Office of the Attorney General.
Swiss and EU investigation
In September 2022, the Swiss Competition Commission (COMCO) initiated an investigation of Novartis acquisition of certain patents from Genentech in April 2020 and their subsequent enforcement against Eli Lilly and other parties, allegedly in an attempt to protect Cosentyx from competing products. COMCO is investigating whether enforcement of the patents violates the Swiss Cartel Act. The European Commission also requested information from Novartis regarding this matter. Novartis is cooperating with the authorities and will vigorously contest any allegations.
Antitrust class actions
Exforge
Since 2018, Novartis Group companies as well as other pharmaceutical companies have been sued by various direct and indirect purchasers of Exforge in multiple US individual and putative class action complaints. They claim that Novartis made a reverse payment in the form of an agreement not to launch an authorized generic, alleging violations of federal antitrust law and state antitrust, consumer protection and common laws, and seeking damages as well as injunctive relief. The cases have been consolidated in the S.D.N.Y. In 2022, Novartis agreed to a settlement in principle to pay USD 245 million to resolve these cases. These settlements are subject to mutually agreeable terms, finalization of documentation and, in some cases, court approval.
Product liability litigation
Reclast
NPC is a defendant in more than 20 US product liability actions involving Reclast and alleging atypical femur fracture injuries, all of which are in New Jersey state or federal court and in California state court, coordinated with claims against other bisphosphonate manufacturers. The claims are being vigorously contested.
Taxotere® (docetaxel)
Sandoz is a defendant in more than 3 100 US product liability actions involving Taxotere® (docetaxel), an oncology product, many of which have been transferred to a multidistrict litigation in the Eastern District of Louisiana. The complaints allege misleading marketing and that Sanofi, as innovator, and several 505(b)(2) NDA holders (including Sandoz) failed to warn of the risk of permanent alopecia/hair loss. In 2022, actions involving claims related to alleged eye injuries caused by the use of Taxotere® were coordinated in a separate multidistrict litigation in the Eastern District of Louisiana. The claims are being vigorously contested.
Amiodarone
Sandoz entities are named in two multi-plaintiff US product liability cases involving amiodarone, a cardiac drug indicated to treat life-threatening arrhythmias that have not responded to other treatment. The complaints allege failure to warn, off-label promotion, and failure to include medication guides to pharmacies. The claims are being vigorously contested.
Sartans and ranitidine
Since 2018, claims have been brought against Sandoz and other pharmaceutical companies alleging injury from carcinogenic impurities found in valsartan and valsartan/HCT film-coated tablets and/or losartan marketed or manufactured by Sandoz. These claims include several putative class actions in Canada. Claims have also been brought alleging injury from carcinogenic impurities in ranitidine-containing medicines. These claims also include several putative class actions in Canada and a multidistrict litigation in Florida. All of these claims are being vigorously contested.
Tasigna
NPC is a defendant in more than 400 US product liability actions involving Tasigna, alleging that the product caused various cardiovascular effects and that NPC failed to provide adequate warnings about those alleged side effects. State court actions are pending in a multicounty litigation in Bergen County, New Jersey, and federal cases are pending in a multidistrict litigation in the Middle District of Florida. The claims are being vigorously contested.
Other matters
Shareholder derivative lawsuit
In 2021, NPC, Sandoz Inc., Novartis Capital Corporation and certain present and former directors and officers of Novartis were named as defendants, and Novartis was named as a nominal defendant, in a purported shareholder derivative lawsuit filed in New York state court. The plaintiffs, derivatively as purported Novartis shareholders on behalf of Novartis, seek damages and other remedies based on alleged conduct by the corporate and individual defendants. In 2022, the court granted Novartis motion to dismiss the lawsuit, which the plaintiffs have appealed.
Concluded legal matters
Average Wholesale Price (AWP) litigation – Concluded matter
Lawsuits were brought, the latest in February 2016, by various US state governmental entities and private parties against various pharmaceutical companies, including NPC, alleging that they fraudulently overstated the AWP that is or has been used by payers, including state Medicaid agencies, to calculate reimbursements to healthcare providers. In 2022, NPC settled a putative class action brought by private payers in New Jersey, which resolved the last AWP lawsuit. This matter is now concluded.
Entresto matter– Concluded matter
In 2021, NPC received a civil investigative demand from the DOJ seeking information from 2016 to the present regarding the marketing and pricing of Entresto, including remuneration provided to HCPs. In December 2022, the DOJ advised that it has no additional requests and that the matter is considered closed. This matter is now concluded.
South Korea investigation – Concluded matter
In 2016, the Seoul Western District Prosecutor initiated a criminal investigation into, among other things, allegations that Novartis Korea utilized medical journals to provide inappropriate economic benefits to healthcare professionals (HCPs). This resulted in a non-material fine, which the prosecutor appealed. In 2021, the appellate court upheld the fine, and the prosecutor appealed that decision. In January 2023, the Supreme Court dismissed the appeal. This matter is now concluded.
Summary of product liability, governmental investigations and other legal matters provision movements
(USD millions)	2022	2021	2020

January 1	397	487	1 369

Impact of acquisitions of businesses	4		11

Cash payments	-105	-292	-1 863

Releases of provisions	-52	-44	-31

Additions to provisions	466	251	1 018

Currency translation effects	-8	-5	-17

December 31	702	397	487

Less current portion	-548	-56	-306

Non-current product liabilities, governmental investigations and other legal matters provisions at December 31	154	341	181

Novartis believes that its total provisions for investigations, product liability, arbitration and other legal matters are adequate based upon currently available information. However, given the inherent difficulties in estimating liabilities, there can be no assurance that additional liabilities and costs will not be incurred beyond the amounts provided.